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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 31, 2005

                           CTI MOLECULAR IMAGING, INC.
             (Exact name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                000-49867                               62-1377363
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        (Commission File Number)        (IRS Employer Identification Number)

        810 Innovation Drive, Knoxville, TN             37932
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     (Address of Principal Executive Offices)         (Zip Code)

                                 (865) 218-2000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION

ITEM 7.01. REGULATION FD DISCLOSURE

ISSUANCE OF PRESS RELEASE REGARDING EARNINGS FOR FIRST QUARTER FISCAL 2005

On January 31, 2005, CTI Molecular Imaging, Inc. (the "Company") issued a press release announcing its financial results for its fourth quarter and its fiscal year ended December 31, 2004.

A copy of the Company's press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report (including Exhibit 99.1) is furnished pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be deemed to be filed for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CTI MOLECULAR IMAGING, INC.

                                        /s/ David N. Gill
                                        ------------------------------
                                        David N. Gill
                                        Chief Financial Officer and
                                        Senior Vice President
                                        (Principal Accounting Officer)
                                        January 31, 2005

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                                LIST OF EXHIBITS

99.1 -- Press release of CTI Molecular Imaging, Inc., dated January 31, 2005, announcing fourth quarter operating results for CTI Molecular Imaging, Inc.'s 2005 fiscal year.